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                      Securities and Exchange Commission
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 3, 1998
                                                   ----------------



                            CORPORATE EXPRESS, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


       Colorado                     0-24642               84-0978360
-------------------------      ----------------      --------------------
(State or Other Juris-         (Commission File      (IRS Employer
diction of Incorporation)       Number)               Identification No.)


        1 Environmental Way
        Broomfield, Colorado                                    80021-3416
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        (Address of Principal                                   (Zip Code)
         Executive Offices)






                                (303) 373-2800
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)





                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

          See attached Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          99.1 Press Release dated November 3, 1998

                                       2
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CORPORATE EXPRESS, INC.
                                           (Registrant)


                                          /s/ Sam R. Leno
                                       -----------------------------------------
Date:  November 4, 1998                By:    Sam R. Leno
                                       Title: Executive Vice President and Chief
                                              Financial Officer